Exhibit 10.21

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT
THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “First Amendment”) is made as of January 11, 2019 (the “Effective Date”), by and among ESSEX PORTFOLIO, L.P., a California limited partnership (“Borrower”), the lenders which are parties hereto (collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, as administrative agent under the Credit Agreement (in such capacity, “Administrative Agent”) and L/C Issuer.
BACKGROUND
A.Administrative Agent, the Lenders, and Borrower entered into that certain Second Amended and Restated Revolving Credit Agreement, dated as of January 17, 2018 (the “Credit Agreement”), pursuant to which the Lenders agreed to make revolving credit loans to Borrower under the terms and conditions set forth therein.

B.Administrative Agent, the Lenders and Borrower desire to modify the Credit Agreement and the other Loan Documents to (i) extend the Original Maturity Date, and (ii) modify certain other terms and provisions, on the terms and subject to the conditions herein set forth.
NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:
AGREEMENT
1.Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

2.Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)The definition of “Applicable Committed Loan Margin” in Section 1.1 is hereby amended and restated to read in full as follows:

““Applicable Committed Loan Margin” means the Applicable LIBOR Committed Loan Margin or the Applicable Reference Rate Committed Loan Margin determined from the following pricing grid based on the current published or private ratings of Guarantor’s senior unsecured long term debt, as provided below:

TIER	GUARANTOR’S SENIOR UNSECURED LONG TERM DEBT RATING	APPLICABLE LIBOR COMMITTED LOAN MARGIN (BPS)	FACILITY FEE (BPS PER ANNUM)	APPLICABLE REFERENCE RATE COMMITTED LOAN MARGIN (BPS)
I	A- and/or A3 or better	77.5	12.5	0
II	BBB+ and/or Baa1	82.5	15	0
III	BBB and/or Baa2	90	20	0
IV	BBB- and/or Baa3	110	25	20
V	Less than BBB- and/or Baa3	145	30	55

Borrower shall provide to Administrative Agent written evidence of the current rating or ratings on Guarantor’s senior unsecured long term debt by any of Moody’s, S&P and/or Fitch, if such rating agency has provided to Guarantor a rating on such senior unsecured long term debt, which evidence shall be reasonably acceptable to Administrative Agent; provided, that, at a minimum, Guarantor must provide such a rating from either Moody’s or S&P. In the event that Guarantor has a rating on its senior unsecured long term debt provided by (a) both

Moody’s and S&P, (b) both Moody’s and Fitch, (c) both S&P and Fitch, or (d) each of Moody’s, S&P and Fitch, and there is a difference in rating between such rating agencies, the Applicable Committed Loan Margin shall be based on the higher rating. Changes in the Applicable Committed Loan Margin shall become effective on the first day following the date on which any of Moody’s, S&P or Fitch that has provided Guarantor a rating on Guarantor’s senior unsecured long term debt changes such rating. Borrower shall notify Administrative Agent of any such changes in Guarantor’s senior unsecured long term debt pursuant to and in accordance with Section 6.4(i).”
(a)The definition of “Gross Asset Value” in Section 1.1 is hereby amended and restated to read in full as follows:

““Gross Asset Value” shall mean, at any time, the sum (without duplication) of (i) an amount equal to EBITDA for Guarantor and its consolidated subsidiaries for the most recent four (4) consecutive fiscal quarters for which Administrative Agent has received financial statements (the “Measuring Period”) (excluding any income attributable to properties bought or sold during such Measuring Period), and divided by the applicable Capitalization Rate (expressed as a decimal); (ii) the amount of cash and marketable securities held by Guarantor and its consolidated subsidiaries as of the end of such Measuring Period; (iii) the aggregate acquisition cost of properties acquired by Guarantor or any of its consolidated subsidiaries during such Measuring Period (including Borrower’s pro rata shares of any properties acquired by Joint Ventures, based on its Capital Interests in such Joint Ventures); and (iv) the aggregate book value of all development property as of the end of the Measuring Period (including Borrower’s pro rata share of development property held by Joint Ventures, based on its Capital Interests in such Joint Ventures). For the purposes of the foregoing clause (iv), “development property” shall include all properties from the date that such properties are listed as development projects in Guarantor’s 10K or 10Q until the date that is eighteen (18) months following the date on which Completion of Construction on such development property has occurred.”
(b)The definition of “Original Maturity Date” in Section 1.1 is hereby amended and restated to read in full as follows:

““Original Maturity Date” means December 31, 2022.”
(c)The definition of “Permitted Subordinated Indebtedness” in Section 1.1 is hereby amended and restated to read in full as follows:

““Permitted Subordinated Indebtedness” means Indebtedness owing by an Obligor to an Intercompany Creditor, provided that such Intercompany Creditor has executed a subordination agreement in form and substance acceptable to Administrative Agent in its reasonable discretion.”
(d)The following new definitions are hereby added to Section 1.1, in appropriate alphabetical order, to read in full as follows:

““Beneficial Owner” means, for Borrower, each of the following: (a) each individual, if any, who, directly or indirectly, owns 25% or more of Borrower’s equity interests; and (b) a single individual with significant responsibility to control, manage, or direct Borrower.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Certificate of Beneficial Ownership” shall mean, for Borrower, a certificate in form and substance acceptable to Administrative Agent and the Lenders (as amended or modified by Administrative Agent from time to time in its sole discretion), certifying, among other things, the Beneficial Owner of Borrower.
“First Amendment” means that certain First Amendment to Credit Agreement, dated January 11, 2019, by and among Administrative Agent, the Lenders and Borrower.”
“LIBOR Termination Date” shall have the meaning set forth in Section 2.10.5.”
(e)A new Section 2.10.5 is hereby added as follows:
“2.10.5. Successor LIBOR Rate Index. (i) If Administrative Agent reasonably and in good faith determines (which determination shall be final and conclusive, absent manifest error) that (a) the circumstances

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set forth in Section 3.5 have arisen and are unlikely to be temporary, (b) the LIBOR Base Rate specified herein is no longer a widely used benchmark rate for newly originated loans in the U.S. syndicated loan market in the applicable currency or (c) the circumstances set forth in Section 3.5 have not arisen but the applicable supervisor or administrator (if any) of the LIBOR Base Rate or a Governmental Authority having jurisdiction over Administrative Agent has made a public statement identifying the specific date after which the LIBOR Base Rate shall no longer be used for determining interest rates for loans in the U.S. syndicated loan market in the applicable currency (the applicable date of any such event, a “LIBOR Termination Date”), then Administrative Agent may (in consultation with Borrower and as determined by Administrative Agent to be generally consistent with market practice), choose a replacement index for the LIBOR Base Rate and make adjustments to applicable margins and related amendments to this Agreement as referred to below such that, to the extent practicable, the all-in interest rate based on the replacement index will be substantially equivalent to the all-in LIBOR Rate-based interest rate in effect prior to its replacement.
(ii)    Administrative Agent and Borrower shall enter into an amendment to this Agreement to reflect the replacement index, the adjusted margins and such other related amendments as may be necessary or appropriate, in the discretion of Administrative Agent, for the implementation and administration of the replacement index-based rate. Notwithstanding anything to the contrary in this Agreement or the other Loan Documents (including, without limitation, Section 10.1 hereof), such amendment shall become effective without any further action or consent of any other party to this Agreement at 5:00 p.m. New York City time on the fifth (5th) Business Day after the date a draft of the amendment is provided to the Lenders, unless Administrative Agent receives, on or before such fifth (5th) Business Day, a written notice from the Required Lenders stating that such Lenders object to such amendment (which notice shall note with specificity the particular provisions of the amendment to which such Lender objects).
(iii)    Selection of the replacement index, adjustments to the applicable margins, and amendments to this Agreement (a) will be determined with due consideration to the then-current market practices in respect of syndicated loans in the United States for determining and implementing a rate of interest for newly originated syndicated loans in the United States and loans converted from a LIBOR Rate-based rate to a replacement index-based rate, (b) may also reflect adjustments to account for (x) the effects of the transition from the LIBOR Rate to the replacement index and (y) yield- or risk-based differences between the LIBOR Rate and the replacement index and (c) shall be applied in a manner consistent with market practice.
(iv)    Until an amendment reflecting a new replacement index in accordance with this Section 2.10.5 is effective, each advance, conversion and renewal of a LIBOR Loan will continue to bear interest with reference to the LIBOR Rate; provided however, that if Administrative Agent reasonably and in good faith determines (which determination shall be final and conclusive, absent manifest error) that a LIBOR Termination Date has occurred, then following the LIBOR Termination Date, all LIBOR Loans shall automatically be converted to Reference Rate Committed Loans until such time as an amendment reflecting a replacement index and related matters as described above is implemented.
(v)    Notwithstanding anything to the contrary contained herein, if at any time the replacement index is less than zero, at such times, such index shall be deemed to be zero for purposes of this Agreement.”
(f)The following new Section 6.1.6 is hereby added:

“6.1.6. Certificate of Beneficial Ownership and Other Additional Information. If Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, then Borrower shall provide to Administrative Agent and the Lenders: (i) promptly upon such qualification, a Certificate of Beneficial Ownership in form and substance acceptable to Administrative Agent and the Lenders and thereafter from time to time confirmation of the accuracy of the information set forth in the most recent Certificate of Beneficial Ownership provided to Administrative Agent and the Lenders; (ii) a new Certificate of Beneficial Ownership, in form and substance acceptable to Administrative Agent and the Lenders, when the individual(s) to be identified as a Beneficial Owner have changed; and (iii) such other information and documentation as may reasonably be requested by Administrative Agent or any Lender from time to time for purposes of compliance by Administrative Agent or such Lender with applicable laws (including without limitation the Act and other “know your customer” and anti-money laundering rules and regulations), and any policy or procedure implemented by Administrative Agent or such Lender to comply therewith.”
(g)Section 6.14(b) is hereby amended and restated to read in full as follows:

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“6.14(b). Borrower shall not, and shall not permit any of its subsidiaries to, create, assume or allow any negative pledge agreement in favor of any other Person affecting or relating to any Unencumbered Property, other than a negative pledge agreement as contemplated by Section 6.14(a) under and pursuant to a third party credit agreement (including any third party private placement note agreement) with institutional investors or under and pursuant to notes issued at any time in a Rule 144A, Regulation S or public offering or exchange of such notes. In addition, neither Borrower nor Guarantor shall incur nor permit their respective subsidiaries to incur (in this context, an “Obligor”) any intercompany Indebtedness owing to Borrower, Guarantor, any such subsidiary of Borrower or Guarantor or any other Affiliate (in this context, an “Intercompany Creditor”) other than on fair and reasonable terms substantially as favorable to the Obligor as would be obtainable by the Obligor at the time in a comparable arm’s length transaction with a Person other than the Intercompany Creditor.”
(h)The following new Section 7.19 is hereby added:

“7.19. Certificate of Beneficial Ownership. The Certificate of Beneficial Ownership executed and delivered to Administrative Agent and Lenders for Borrower on or prior to the date of the First Amendment (if such certification was required to be delivered by Administrative Agent), as updated from time to time in accordance with this Agreement, is accurate, complete and correct as of the date thereof and as of the date any such update is delivered.”
1.Loan Documents. Except where the context clearly requires otherwise, all references to the Credit Agreement in any other Loan Document shall be to the Credit Agreement as amended by this First Amendment.

2.Borrower’s Ratification. Borrower agrees that it has no defenses or set-offs against the Lenders or their respective officers, directors, employees, agents or attorneys, with respect to the Loan Documents, all of which are in full force and effect, and that all of the terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. Borrower hereby ratifies and confirms its obligations under the Loan Documents and agrees that the execution and delivery of this First Amendment does not in any way diminish or invalidate any of its obligations thereunder.

3.Guarantor Ratification. Guarantor agrees that it has no defenses or set-offs against the Lenders or their respective officers, directors, employees, agents or attorneys, with respect to the Guaranty, which is in full force and effect, and that all of the terms and conditions of the Guaranty not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. Guarantor hereby ratifies and confirms its obligations under the Guaranty and agrees that the execution and delivery of this First Amendment does not in any way diminish or invalidate any of its obligations thereunder.

4.Representations and Warranties. Borrower hereby represents and warrants to the Lenders that:
(a)The representations and warranties made in the Credit Agreement, as amended by this First Amendment, are true and correct in all material respects as of the date hereof;
(b)After giving effect to this First Amendment, no Default or Event of Default under the Credit Agreement or the other Loan Documents exists on the date hereof;
(c)This First Amendment has been duly authorized, executed and delivered by Borrower so as to constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors’ rights or by general equitable principles;
(d)The Joinder Page to this First Amendment has been duly authorized, executed and delivered by Guarantor; and
(e)No material adverse change in the business, assets, operations, condition (financial or otherwise) or prospects of Borrower, Guarantor or any of their subsidiaries or Affiliates has occurred since the date of the last financial statements of the afore-mentioned entities which were delivered to Administrative Agent.

All of the above representations and warranties shall survive the making of this First Amendment.
5.Conditions Precedent. The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of Administrative Agent and its counsel, of the following conditions precedent:

(a)Borrower shall have delivered to Administrative Agent the following, all of which shall be in form and substance satisfactory to Administrative Agent and shall be duly completed and executed (as applicable):

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(i)This First Amendment;

(ii)If requested by Administrative Agent, evidence that the execution, delivery and performance by Borrower and Guarantor, as the case may be, of this First Amendment have been duly authorized, executed and delivered by Responsible Officers of Borrower and Guarantor, as the case may be; and

(iii)Such additional documents, certificates and information as Administrative Agent may require pursuant to the terms hereof or otherwise reasonably request.

(b)The representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects on and as of the date hereof.

(c)After giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

(d)Borrower shall have paid to Administrative Agent, (i) any fees required to be paid by Borrower to Administrative Agent for its benefit or the benefit of the Lenders in connection with the extension of the Original Maturity Date as agreed to by Borrower and Administrative Agent; and (ii) all other costs and expenses of Administrative Agent in connection with preparing and negotiating this First Amendment, including, but not limited to, reasonable attorneys’ fees and costs.

6.Miscellaneous.

(a)All terms, conditions, provisions and covenants in the Loan Documents and all other documents delivered to Administrative Agent in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this First Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document or any other document executed in connection therewith, the terms and provisions hereof shall control.

(b)Except as expressly provided herein, the execution, delivery and effectiveness of this First Amendment shall neither operate as a waiver of any right, power or remedy of Administrative Agent or the Lenders under any of the Loan Documents nor constitute a waiver of any Default or Event of Default thereunder.

(c)This First Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

(d)In the event any provisions of this First Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

(e)This First Amendment shall be governed by and construed according to the laws of the State of California, without giving effect to any of its choice of law rules.

(f)This First Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(g)The headings used in this First Amendment are for convenience of reference only, do not form a part of this First Amendment and shall not affect in any way the meaning or interpretation of this First Amendment.

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IN WITNESS WHEREOF, Borrower, Administrative Agent and the Lenders have caused this First Amendment to be executed by their duly authorized officers as of the date first above written.
ESSEX PORTFOLIO, L.P.,
a California limited partnership

BY:	ESSEX PROPERTY TRUST, INC.,
a Maryland corporation, its general partner

By:    /s/ Daniel J. Rosenberg
Name:    Daniel J. Rosenberg
Title:    Senior Vice President

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[Signature Page to First Amendment to Second
Amended and Restated Revolving Credit Agreement]

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PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ David C. Drouillard
David C. Drouillard, Senior Vice President

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[Signature Page to First Amendment to Second
Amended and Restated Revolving Credit Agreement]

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PNC BANK, NATIONAL ASSOCIATION,
as L/C Issuer, Swing Line Lender and Lender

By: /s/ David C. Drouillard
David C. Drouillard, Senior Vice President

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[Signature Page to First Amendment to Second
Amended and Restated Revolving Credit Agreement]

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MUFG UNION BANK, N.A.,
as Lender

By: /s/ Jeffrey Kosmo
Name: Jeffrey Kosmo
Title: Assistant Vice President

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Amended and Restated Revolving Credit Agreement]

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U.S. BANK NATIONAL ASSOCIATION,
as Lender

By: /s/ Michael F. Diemer
Name: Michael F. Diemer
Title: Vice President

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Amended and Restated Revolving Credit Agreement]

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CAPITAL ONE, NATIONAL ASSOCIATION,
as Lender

By: /s/ Peter C. Ilovic
Name: Peter C. Ilovic
Title: Vice President

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[Signature Page to First Amendment to Second
Amended and Restated Revolving Credit Agreement]

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender

By: /s/ Ricky Nahal
Name: Ricky Nahal
Title: Vice President

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Amended and Restated Revolving Credit Agreement]

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BANK OF THE WEST,
as Lender

By: /s/ Michael Pavao
Name: Michael Pavao
Title: Vice President

By: /s/ Sarah Burns
Name: Sarah Burns
Title: Vice President

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Amended and Restated Revolving Credit Agreement]

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THE BANK OF NOVA SCOTIA,
as Lender

By: /s/ Chad Hale
Name: Chad Hale
Title: Director & Execution Head REGAL

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Amended and Restated Revolving Credit Agreement]

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CITIBANK, N.A.,
as Lender

By: /s/ David Bouton
Name: David Bouton
Title: Authorized Signatory

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Amended and Restated Revolving Credit Agreement]

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MIZUHO BANK, LTD.,
as Lender

By: /s/ Tracy Rahn
Name: Tracy Rahn
Title: Authorized Signatory

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[Signature Page to First Amendment to Second
Amended and Restated Revolving Credit Agreement]

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JPMORGAN CHASE BANK, N.A.,
as Lender

By: /s/ Ryan M. Dempsey
Name: Ryan M. Dempsey
Title: Authorized Officer

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[Signature Page to First Amendment to Second
Amended and Restated Revolving Credit Agreement]

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CITY NATIONAL BANK, a national banking association,
as Lender

By: /s/ Jason Tola
Name: Jason Tola
Title: Vice President

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[Signature Page to First Amendment to Second
Amended and Restated Revolving Credit Agreement]

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REGIONS BANK,
as Lender

By: /s/ William V. Chalmers
Name: William V. Chalmers
Title: Assistant Vice President

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Amended and Restated Revolving Credit Agreement]

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BRANCH BANKING AND TRUST COMPANY,
as Lender

By: /s/ Brad Bowen
Name: Brad Bowen
Title: Senior Vice President

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[Signature Page to First Amendment to Second
Amended and Restated Revolving Credit Agreement]

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BNP PARIBAS,
as Lender

By: /s/ Richard Pace
Name: Richard Pace
Title: Managing Director

By: /s/ Melissa Dyki
Name: Melissa Dyki
Title: Director

[Signature Page to First Amendment to Second
Amended and Restated Revolving Credit Agreement]

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JOINDER PAGE

Essex Property Trust, Inc., a Maryland corporation, as the “Guarantor” under the Credit Agreement hereby joins in the execution of this First Amendment to make the affirmations set forth in Section 5 of this First Amendment and to evidence its agreement to be bound by the terms and conditions of this First Amendment applicable to it. The party executing this Joinder Page on behalf of Guarantor has the requisite power and authority, and has been duly authorized, to execute this Joinder Page on behalf of Guarantor.

ESSEX PROPERTY TRUST, INC.,
a Maryland corporation, as Guarantor

By: /s/ Daniel J. Rosenberg
Name: Daniel J. Rosenberg
Title: Senior Vice President

[Joinder Page to First Amendment to Second
Amended and Restated Revolving Credit Agreement]

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